Exhibit 99.1

News Release

FERRERO TO ACQUIRE WK KELLOGG CO

Acquisition supports Ferrero’s portfolio expansion and growth in North America by adding WK Kellogg Co’s highly complementary, iconic cereal brands, serving consumers across more occasions throughout the day

WK Kellogg Co shareowners to receive $23.00 per share in cash representing 40% premium to 30-day volume weighted average trading price

LUXEMBOURG and BATTLE CREEK, Mich., July 10, 2025 — The Ferrero Group (“Ferrero” or the “Company”) and WK Kellogg Co (NYSE: KLG) today announced that they have entered into a definitive agreement under which Ferrero has agreed to acquire WK Kellogg Co, for $23.00 per share in cash, representing a total enterprise value of $3.1 billion. The acquisition, which includes the manufacturing, marketing and distribution of WK Kellogg Co’s iconic portfolio of breakfast cereals across the United States, Canada and the Caribbean, is part of Ferrero’s plan for strategic growth and expands the Company’s reach across more consumption occasions with renowned beloved brands and strong consumer relevance.

This transaction represents another chapter in Ferrero’s proven strategy to acquire, invest in, and grow iconic brands as it continues to enhance its overall footprint and product offerings in North America. As a result of this strong growth, in North America Ferrero and its affiliated companies currently count more than 14,000 employees across 22 Plants and 11 offices. The North America portfolio includes Nutella®, Kinder®, Tic Tac®, and Ferrero Rocher® as well as iconic American brands such as Butterfinger®, Keebler®, and Famous Amos®. It also includes confectionery brands like Jelly Belly®, NERDS®, and Trolli® as well as frozen treat brands like Blue Bunny®, Bomb Pop®, and Halo Top®.

Drawing upon its previous successful acquisitions in the United States, Ferrero plans to invest in and grow WK Kellogg Co’s iconic brands including Kellogg’s Frosted Flakes®, Kellogg’s Froot Loops®, Kellogg’s Frosted Mini Wheats®, Kellogg’s Special K®, Kellogg’s Rice Krispies®, Kellogg’s Raisin Bran®, Kashi®, Bear Naked®, and more that are well-loved by American consumers. WK Kellogg Co is a renowned company, in operation for nearly 120 years, and a leader shaping the future of breakfast. Ferrero, which also brings over 75 years of heritage, has long admired WK Kellogg Co’s legacy and is proud to be entrusted with carrying these iconic American brands forward.

“I am thrilled to welcome WK Kellogg Co to the Ferrero Group. This is more than just an acquisition - it represents the coming together of two companies, each with a proud legacy and generations of loyal consumers,” said Giovanni Ferrero, Executive Chairman of the Ferrero Group. “Over recent years, Ferrero has expanded its presence in North America, bringing together our well-known brands from around the world with local jewels rooted in the U.S. Today’s news is a key milestone in that journey, giving us confidence in the opportunities ahead.”

“We believe this proposed transaction maximizes value for our shareowners and enables WK Kellogg Co to write the next chapter of our company’s storied legacy,” said Gary Pilnick, Chairman and Chief Executive Officer of WK Kellogg Co. “Since becoming an independent public company in October 2023, we have made excellent progress on our journey to become a more focused and more profitable business – driven by our tremendous people and a winning culture – all while building a strong foundation for future growth. Joining Ferrero will provide WK Kellogg Co with greater resources and more flexibility to grow our iconic brands in this competitive and dynamic market. As a family-owned private company with values in line with our founder W.K. Kellogg, Ferrero provides a great home for our people and has a track record of supporting the communities in which it operates. We look forward to collaborating with their team to deliver on the great promise of cereal, explore opportunities beyond cereal, and help us bring our best to consumers every day.”

Lapo Civiletti, Chief Executive Officer of the Ferrero Group, added, “WK Kellogg Co, a trusted company with beloved brands, represents a meaningful addition to the Ferrero Group. Enhancing our portfolio with these complementary household brands marks an important step towards expanding Ferrero’s presence across more consumption occasions and reinforces our commitment to delivering value to consumers in North America.”

Similar to WK Kellogg Co, Ferrero traces its roots to humble beginnings as a family business, still operating in the town where they were founded. After the transaction closes, Battle Creek, MI will remain a core location for the company and will be Ferrero’s headquarters for North America cereal.

Transaction Details

Under the terms of the agreement, Ferrero will acquire all outstanding equity of WK Kellogg Co for $23.00 per share in cash, representing a total enterprise value of $3.1 billion. Upon the successful completion of the transaction, shares of WK Kellogg Co’s common stock will no longer trade on the New York Stock Exchange, and the company will become a wholly owned subsidiary of Ferrero.

The agreement has been unanimously approved by the Board of Directors of WK Kellogg Co.

The transaction is subject to approval by WK Kellogg Co shareowners, regulatory approvals and other customary closing conditions and is currently expected to close in the second half of 2025.

The W.K. Kellogg Foundation Trust and the Gund Family have entered into agreements pursuant to which they have committed to vote shares representing 21.7% of WK Kellogg Co’s common stock, as of July 7, 2025, in favor of the transaction.

Lazard is acting as lead financial advisor with BofA Securities acting as co-advisor and Davis Polk & Wardwell LLP serving as legal counsel to Ferrero. Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC are acting as financial advisors and Kirkland & Ellis LLP are serving as legal counsel to WK Kellogg Co.

WK Kellogg Co Announces Preliminary Second Quarter 2025 Net Sales and Adjusted EBITDA Results

In connection with today’s announcement, WK Kellogg Co is providing preliminary second quarter 2025 net sales and Adjusted EBITDA results. For the second quarter ended June 28, 2025, the company expects net sales to be in the range of $610 million to $615 million and adjusted EBITDA to be in the range of $43 million to $48 million.

These preliminary results are estimates based on information available to management as of the date of this release and are subject to change upon completion of the Company’s standard closing procedures and review by its independent registered public accounting firm. As a result, there can be no assurance that the company’s final results will not differ from these preliminary estimates. See “Cautionary Statement Regarding Forward-Looking Statements” below for information on certain factors that could cause the company’s actual results to differ from these preliminary estimates.

WK Kellogg Co will issue its full second quarter 2025 results and related financial information on August 5, 2025. A press release will be available on the company’s website that morning at 8:00 a.m. EST. Please visit investor.wkkellogg.com to access these materials. Due to the pending transaction, WK Kellogg Co will not host a webcast to discuss its second quarter 2025 results.

Adjusted EBITDA is a non-GAAP financial measure. At the conclusion of this press release, we have included more information regarding this non-GAAP financial measure, including a definition of adjusted EBITDA and a reconciliation of adjusted EBITDA to the most directly comparable financial measure computed in accordance with GAAP.

About Ferrero

Ferrero began its journey in the small town of Alba in Piedmont, Italy, in 1946 and has since grown into one of the largest sweet-packaged food companies, delighting people around the world with its beloved treats. Today, the Ferrero Group proudly offers more than 35 iconic brands available in over 170 countries. This is bolstered by Ferrero affiliated companies which include Ferrara, Nonni’s, Fox’s & Burton’s Biscuits, Fine Biscuits Company, and Michel et Augustin.

Ferrero entered the US market in 1969 and today Ferrero Group and Ferrero affiliated companies boast an impressive stable of global brands and beloved local jewels including Nutella®, Kinder®, Tic Tac®, Ferrero Rocher®, Butterfinger®, CRUNCH®, Baby Ruth®, Fannie May®, Keebler, Famous Amos®, Mother’s ®, Powercrunch®, NERDS®, Jelly Belly®, SweeTARTS®, Brach’s®, Black Forest®, Trolli®, Laffy Taffy®, Lemonheads®, Halo Top®, Blue Bunny® and Bomb Pop®.

In total, the more than 61,000 employees within the Ferrero family of companies are dedicated to helping people celebrate life’s special moments with high-quality products and fulfilling the company’s deep commitment to the planet and the communities in which it operates around the world.

For more information, visit ferrero.com.

About WK Kellogg Co

At WK Kellogg Co, we bring our best to everyone, every day through our trusted foods and brands. Our journey began in 1894, when our founder W.K. Kellogg reimagined the future of food with the creation of Corn Flakes, changing breakfast forever. Our iconic brand portfolio includes Kellogg’s Frosted Flakes®, Rice Krispies®, Froot Loops®, Kashi®, Special K®, Kellogg’s Raisin Bran®, and Bear Naked®. With a presence in the majority of households across North America, our brands play a key role in enhancing the lives of millions of consumers every day, promoting a strong sense of physical, emotional and societal wellbeing. Our beloved brand characters, including Tony the Tiger® and Toucan Sam®, represent our deep connections with the consumers and communities we serve. Through our sustainable business strategy – Feeding Happiness™ – we aim to build healthier and happier futures for families, kids and communities. We are making a positive impact, while creating foods that bring joy and nourishment to consumers. For more information about WK Kellogg Co and Feeding Happiness, visit www.wkkellogg.com.

Non-GAAP Financial Measures

Adjusted EBITDA is a supplemental measure of WK Kellogg Co performance and excludes certain items that WK Kellogg Co does not consider part of its on-going operations. The WK Kellogg Co management team utilizes adjusted EBITDA to make decisions regarding the future direction of the business and for resource allocation decisions, including incentive compensation. As a result, WK Kellogg Co believes the presentation of adjusted EBITDA, in addition to non-GAAP financial measures, provides investors with increased transparency into financial measures used by the WK Kellogg Co management team and improves investors’ understanding of WK Kellogg Co’s underlying operating performance, which is useful in the analysis of ongoing operating trends. Adjusted EBITDA has been reconciled from the most directly comparable U.S. Generally Accepted Accounting Principles (GAAP) financial measure below.

As non-GAAP financial measures, including adjusted EBITDA, are not standardized, our definition of adjusted EBITDA may not be comparable to financial measures used by other companies or to non-GAAP financial measures having the same or similar names. In order to compensate for such limitations of non-GAAP measures, readers should review the reconciliations and should not consider this measure in isolation from, or as an alternative to, the comparable financial measure determined in accordance with GAAP.

Adjusted EBITDA: WK Kellogg Co adjusts GAAP net income (loss) to exclude: interest expense, income tax expense (benefit), depreciation and amortization expense, mark-to-market impacts from commodity and foreign currency contracts, other income (expense) net, separation costs related to the company’s spin-off from Kellanova and business, portfolio realignment and restructuring costs. Management believes that adjusted EBITDA provides a meaningful measure of operating profitability that assists investors in understanding baseline and historical information.

WK KELLOGG CO

Reconciliation of Preliminary Net Income (Loss) (GAAP) to Preliminary Adjusted EBITDA (Non-GAAP)

(millions)	Quarter ended Jun 28, 2025
Preliminary Net income (loss)	$(1)
Interest expense	6
Income tax expense (benefit)	—
Depreciation and amortization expense	22

Preliminary EBITDA	$27
(Gain) loss on mark-to-market on foreign exchange and commodity hedges	(1)
Other (income) expense	(7)
Separation costs	8
Business portfolio realignment and restructuring costs	18

Preliminary Adjusted EBITDA	$45

Amounts shown in the table above represent the mid-point of the preliminary reported range.

Contacts

Ferrero Group

Global Media

Shilla Christianto

group.communications@ferrero.com

North America Media

Steve Alessandrini

northamericamediainquiries@ferrero.com

FTI Consulting

ferrerogroup@fticonsulting.com

WK Kellogg Co

WK Kellogg Co Investor Relations:

Karen Duke

karen.duke@wkkellogg.com

WK Kellogg Co Media:

Stacy Flathau

Media.Hotline@wkkellogg.com

Brunswick Group

WKKELLOGGCO@brunswickgroup.com

Cautionary Statement Regarding Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), each as amended, including statements regarding the proposed acquisition of WK Kellogg Co by Ferrero (the “Merger”), shareowner approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, WK Kellogg Co’s preliminary revenue and Adjusted EBITDA results for the quarter ended June 28, 2025, and any other statements regarding WK Kellogg Co’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of WK Kellogg Co’s shareowners in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts WK Kellogg Co’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact WK Kellogg Co’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of WK Kellogg Co’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of WK Kellogg Co to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. WK Kellogg Co can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by WK Kellogg Co, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause WK Kellogg Co’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause WK Kellogg Co’s actual results to differ materially from those expressed in the forward-

looking statements, include, among others; the risk that the preliminary revenue and Adjusted EBITDA estimates for the quarter ended June 28, 2025 may change as a result of management’s review of results and other factors, adjustments that may arise in connection with WK Kellogg Co’s quarterly financial close process or its independent registered public accounting firm’s review of the consolidated financial statements for such quarter; and such other factors described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in WK Kellogg Co’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in WK Kellogg Co’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by WK Kellogg Co. WK Kellogg Co cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, WK Kellogg Co does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving WK Kellogg Co and Ferrero. A meeting of the shareowners of WK Kellogg Co will be announced as promptly as practicable to seek WK Kellogg Co shareowner approval in connection with the Merger. WK Kellogg Co intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to WK Kellogg Co’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by WK Kellogg Co with the SEC.

BEFORE MAKING ANY DECISION, WK KELLOGG CO SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at WK Kellogg Co’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in WK Kellogg Co’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by WK Kellogg Co with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of WK Kellogg Co’s website at https://www.investor.wkkellogg.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

WK Kellogg Co and its directors and its executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from WK Kellogg Co’s shareowners in connection with the proposed transaction. Information regarding WK Kellogg Co’s directors and executive officers is set forth under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership—Officer and Director Stock Ownership” sections of the definitive proxy statement for WK Kellogg Co’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of WK Kellogg Co’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in WK Kellogg Co’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of WK Kellogg Co’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of WK Kellogg Co’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that WK Kellogg Co expects to file in connection with the Merger and other relevant materials WK Kellogg Co may file with the SEC.